SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                             ______________________


                                     FORM 8

                       AMENDMENT TO APPLICATION OR REPORT
                  FILED PURSUANT TP SECTION 12, 13 OR 15 (d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                                BRT REALTY TRUST
               (Exact name of registrant as specified in charter)

                                 AMENDMENT NO. 1

     The undersigned registrant hereby amends the following items, financial statements, exhibits or other portions of its Current Report on Form 8-K dated November 28, 1997, filed electronically on December 1, 1997 and reporting an event which occurred on August 22, 1997.

Item 7.  Financial Statements, Pro Forma Financial Information and  Exhibits.

         (a)       None

         (b)       Pro forma Balance Sheet (Unaudited) as of June 30, 1997.

                   Pro forma Statements of Income (Unaudited)for the nine months ended June 30, 1997 and the year ended September 30, 1996.

                   Notes to Pro forma financial statements.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amendment to be signed on its behalf by the undersigned thereunto duly authorized.


                                                BRT REALTY TRUST
Dated: December 18, 1997
                                                By:_______________________
                                                   Simeon Brinberg
                                                   Secretary









Item 7.  Financial Statements and Exhibits
             (b) Pro Forma Financial Information

                   Pro Forma Balance Sheet (Unaudited) as of June 30, 1997.

                   Pro Forma Statements of Income (Unaudited) for the nine months ended June 30, 1997 and for the year ended September 30, 1996.

                   Notes to Pro Forma Financial Statements

                                BRT REALTY TRUST
                             PRO FORMA BALANCE SHEET
                               AS OF JUNE 30, 1997
                                   (Unaudited)
                             (Amounts in Thousands)

     The following unaudited pro forma balance sheet is presented as if the Trust had disposed of its general and limited partnership interests in Stobba Associates LP on June 30, 1997.

     This pro forma balance sheet should be read in conjunction with the pro forma statements of income of the Trust and the historical financial statements and notes thereto of the Trust as filed on Form 10-K for the year ended September 30, 1996 and on Form 10-Q for the nine months ended June 30, 1997.

     The pro forma balance sheet is unaudited and is not necessarily indicative of what the actual financial position would have been had the Trust disposed of its interest on June 30, 1997, nor does it purport to represent the future financial position of the Trust.


                                BRT REALTY TRUST
                             PRO FORMA BALANCE SHEET
                               AS OF JUNE 30, 1997
                                   (Unaudited)
                             (Amounts in Thousands)

                                                            Pro forma
                                             Historical (a) Adjustments (b) Pro forma

Assets:
  Real estate loans:
    Earning interest                             $37,055          (13)         37,042
    Not earning interest                           4,326                        4,326
                                                   -----        ------          -----
                                                  41,381          (13)         41,368
    Less allowance for possible losses             6,447                        6,447
                                                   -----        ------          -----
                                                  34,934          (13)         34,921
                                                  ------          ---          ------
  Real estate assets:
    Foreclosed properties held for sale           47,081        (13,040)       34,041
    Investment in real estate venture              1,533                        1,533
                                                   -----        -------         -----
                                                  48,614        (13,040)       35,574
    Less valuation allowance                       2,128           (691)        1,437
                                                   -----           ----         -----
                                                  46,486        (12,349)       34,137
                                                  ------        -------        ------

  Cash and cash equivalents                        2,990           (299)
                                                                  2,787         5,478
  Investment in US Government obligations
    and securities                                 2,045                        2,045
  Interest receivable                                399                          399
  Other Assets                                     3,737           (858)        2,879
                                                   -----           ----         -----
                           Total Assets          $90,591       ($10,732)      $79,859
                                                 =======       ========       =======

Liabilities and Shareholders' Equity:
  Liabilities
    Loans and mortgages payable, nonrecourse     $24,677         (9,768)      $14,909
    Accounts payable and accrued liabilities,
      including deposits of $1,586                 2,657           (282)        2,375
                                                   -----           ----         -----
                           Total Liabilities      27,334        (10,050)       17,284
                                                  ------        -------        ------

Shareholders' Equity:
  Preferred shares - $1 par value:
    Authorized 10,000 shares, none issued              -                            -
  Shares of beneficial interest, $3 par value:
    Authorized number of shares - unlimited,
    issued 8,932 shares                           26,795                       26,795
  Additional paid-in capital net of
    distributions $5,171                          81,717                       81,717
  Net unrealized gain on available-for-sale
     securities                                      405                          405
  Accumulated deficit                            (41,007)          (682)      (41,689)
                                                 -------           ----       -------
                                                  67,910           (682)       67,228
  Cost of 546 treasury shares of
    beneficial interest                           (4,653)                      (4,653)
                                                  ------           ----        ------
              Total Shareholders Equity           63,257           (682)       62,575
                                                  ------           ----        ------

  Total Liabilities and Shareholders Equity      $90,591       ($10,732)      $79,859
                                                 =======       ========       =======


                                BRT REALTY TRUST
                          PRO FORMA STATEMENT OF INCOME
                     FOR THE NINE MONTHS ENDED JUNE 30, 1997
                                   (Unaudited)
                  (Amounts in Thousands except per share data)

     The following unaudited pro forma statement of income is presented as if the Trust had disposed of its general and limited partnership interests in Stobba Associates LP as of October 1, 1996.

     This pro forma statement of income should be read in conjunction with the pro forma balance sheet of the Trust and the historical financial statements and notes thereto of the Trust as filed on Form 10-Q for the nine months ended June 30, 1997.

     The pro forma statement of income is unaudited and is not necessarily indicative of what the actual financial position would have been had the Trust disposed of its interest on October 1, 1996, nor does it purport to represent the future financial position of the Trust.


                                BRT REALTY TRUST
                          PRO FORMA STATEMENT OF INCOME
                     FOR THE NINE MONTHS ENDED JUNE 30, 1997
                                   (Unaudited)
                  (Amounts in Thousands except per share data)


                                                                      Pro forma
                                                   Historical ( c)  Adjustments (d)   Pro forma

Revenues:
   Interest and fees on real estate loans             $  3,567          (43)           $  3,524
   Operating income on real estate assets                6,777       (2,054)              4,723
   Reversal of previously provided allowances            1,300                            1,300
   Other, primarily investment income                      231                              231
                                                          ---         ------                ---
                             Total Revenues             11,875       (2,097)              9,778
                                                        ------        ------              -----

Expenses:
   Interest-notes and loans payable                         97                               97
   Advisor's fee                                           425                              425
   General and administrative                            1,707                            1,707
   Operating expenses relating to real estate
     assets including interest on mortgages
     of $1,506                                           4,992       (1,558)              3,434
   Depreciation and amortization                           412          (39)                373
                                                           ---          ---                 ---
                             Total Expenses              7,633       (1,597)              6,036
                                                         -----       ------               -----

                               Net Income             $  4,242        ($500)           $  3,742
                                                      ========        =====            ========

Earnings per share of beneficial interest:
   Primary                                               $0.50                            $0.44
                                                         =====                            =====
   Fully diluted                                         $0.50                            $0.44
                                                         =====                            =====

Weighted average number of common
    shares outstanding:
   Primary                                           8,573,111                        8,573,111
                                                     =========                        =========
   Fully diluted                                     8,573,111                        8,573,111
                                                     =========                        =========


                                BRT REALTY TRUST
                          PRO FORMA STATEMENT OF INCOME
                      FOR THE YEAR ENDED SEPTEMBER 30, 1996
                                   (Unaudited)
                  (Amounts in Thousands except per share data)

     The following unaudited pro forma statement of income is presented as if the Trust had disposed of its general and limited partnership interests in Stobba Associates LP as of October 1, 1995.

     This pro forma statement of income should be read in conjunction with the pro forma balance sheet of the Trust and the historical financial statements and notes thereto of the Trust as filed on Form 10-k for the year ended September 30, 1996.

     The pro forma statement of income is unaudited and is not necessarily indicative of what the actual financial position would have been had the Trust disposed of its interest on October 1, 1995, nor does it purport to represent the future financial position of the Trust.

                                BRT REALTY TRUST
                          PRO FORMA STATEMENT OF INCOME
                      FOR THE YEAR ENDED SEPTEMBER 30, 1996
                                   (Unaudited)
                  (Amounts in Thousands except per share data)



                                                                                      Pro forma
                                                                Historical (c )      Adjustments (d)      Pro forma

Revenues:
   Interest and fees on real estate loans                          $  4,586                (65)         $  4,521
   Operating income on real estate assets                             8,615             (2,508)            6,107
   Other, primarily investment income                                   355                                  355
                                                                        ---             ------               ---
                             Total Revenues                          13,556             (2,573)           10,983
                                                                     ------             ------            ------

Expenses:
   Interest-notes and loans payable                                   1,134                                1,134
   Advisor's fee                                                        615                                  615
   General and administrative                                         2,666                                2,666
   Operating expenses relating to real estate
     assets including interest on mortgages
     of $1,968                                                        6,937             (2,376)            4,561
   Depreciation and amortization                                        428               (161)              267
                                                                        ---               ----               ---
                             Total Expenses                          11,780             (2,537)            9,243
                                                                     ------             ------             -----


Income before gain on sale of foreclosed
   properties held for sale                                           1,776                (36)            1,740
Net gain on sale of foreclosed properties
   held for sale                                                        470                                  470
                                                                        ---               ----               ---
                               Net Income                          $  2,246               ($36)         $  2,210
                                                                   ========               ====          ========

Calculation of net income applicable to
   common shareholders:
   Net income                                                      $  2,246               ($36)         $  2,210
   Less: distributions on preferred stock                               203                                  203
                                                                        ---               ----               ---
Net income applicable to common
   shareholders                                                   $   2,043               ($36)         $  2,007
                                                                  =========               ====          ========

Earnings per share of beneficial interest:
   Primary                                                            $0.26                                $0.26
                                                                      =====                                =====
   Fully diluted                                                      $0.26                                $0.26
                                                                      =====                                =====

Weighted average number of common
    shares outstanding:
   Primary                                                        7,825,557                            7,825,557
                                                                  =========                            =========

   Fully diluted                                                  8,688,508                            8,688,508
                                                                  =========                            =========


                                BRT REALTY TRUST
                     NOTES TO PRO FORMA FINANCIAL STATEMENTS
                                   (Unaudited)
                             (Amounts in Thousands)

Pro Forma Balance Sheet
       a.       Reflects the Trust's historical balance sheet as of June 30,1997
       b. Reflects the sale of the general and limited partnership interests in Stobba Associates LP in addition to the elimination of the previously consolidated assets and liabilities of said entity.

     Pro Forma Statements of Income for the year ended September 30,1996 and the nine months June 30, 1997.
       c. Reflects the historical statements of income of the Trust for the year ended September 30, 1996 and nine months ended June 30, 1997.
       d. Reflects the elimination of the previously consolidated operations of Stobba Associates LP.